Exhibit 99.47

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-A

KEY PERFORMANCE FACTORS
March 31, 2000



Expected B Maturity 02/15/2005


Blended Coupon 7.4063%


Excess Protection Level
3 Month Average   2.19%
March, 2000   2.19%
February, 2000  N/A
January, 2000  N/A


Cash Yield18.73%


Investor Charge Offs 3.70%


Base Rate12.84%


Over 30 Day Delinquency 4.65%


Seller's Interest 8.73%


Total Payment Rate15.20%


Total Principal Balance$49,480,326,758.32


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,321,526,239.83





For purposes of calculating the Base Rate and Excess Protection Level, a Coupon of 10.84% (23/360) was used. The Base Rate was calculated using a 23 day monthly period, 3/8/2000 to 3/31/2000.